Exhibit 13.2

Certification by the Chief Financial Officer

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Transition Report of TMD Energy Limited (the “Company”) on Form 20-F for the period from January 1, 2025 to June 30, 2025, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Chee Mun Hoh, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 15, 2026

By:	/s/ Chee Mun Hoh
Name:	Chee Mun Hoh
Title:	Chief Financial Officer (Principal Financial Officer)